As filed with the Securities and Exchange Commission on June 10, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-23055

USCA All Terrain Fund
 (Exact name of registrant as specified in charter)

4444 Westheimer, Suite G500
Houston, TX  77027
 (Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE  19801
 (Name and address of agent for service)

(713) 366-0500
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2016

Item 1. Reports to Stockholders.

USCA All Terrain Fund

Annual Report

March 31, 2016

USCA All Terrain Fund
Table of Contents

Shareholder Letter	1
Investment Strategy Allocation	4
Schedule of Investments	5
Statement of Assets & Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Statement of Cash Flows	14
Statement of Financial Highlights	15
Notes to Financial Statements	16
Report of Independent Registered Public Accountants	24
Additional Information	25
Directors and Officers	26
Privacy Policy	27

USCA All Terrain Fund
Shareholder Letter
March 31, 2016

Dear Shareholder:

This letter marks the completion of nine months of operations for the USCA All Terrain Fund’s fiscal year ending March 31, 2016.  Over the period, the Fund declined 8.5% while a blended benchmark portfolio of 60% equities and 40% bonds (as measured by the MSCI World Index and the Barclays Global Aggregate Bond Index) was down slightly less than 1%.  Allocations to alternative investment strategies (highlighted as multi-strategy, long/short equity, event driven, global macro and managed futures below) were the largest detractor to Fund performance. Traditional investment strategies (long equity and long fixed income) performed largely in line with the equity and fixed income markets, respectively, accounting for approximately 30% of losses on slightly less than 40% of capital.  The balance was concentrated in our multi-strategy and long/short equity allocations, with long/short equity subtracting 2.3% from the Fund’s returns on an average allocation of approximately 16% and multi-strategy subtracting 1.7% on an average allocation of approximately 33%.  Hedge funds generally struggled over this time period, with the HFRI Fund Weighted Composite Index1 down approximately 5.5% and the HFRI Equity Hedge Index1 down approximately 8.3%.

The portion of the Fund subadvised by Anchor Capital Advisors and SKBA Capital Management (approximately 3% each) had no material impact on the Fund’s returns, contributing and detracting about 0.1%, respectively, but fared well on a relative basis versus global equities (as measured by the MSCI World Index, which was down 4.0%), returning approximately 1.6% and -1.5%, on invested capital, respectively.

For the year ended March 31, the net returns of the Fund, and its comparative benchmarks are set forth below.2

	Jul-15	Aug-15	Sep-15	Oct-15	Nov-15	Dec-15	Jan-16	Feb-16	Mar-16	ITD
USCA All Terrain	-0.9%	-2.9%	-3.0%	1.8%	-0.1%	-1.5%	-2.7%	-1.2%	1.8%	-8.5%
Global Equities	1.7%	-6.8%	-3.9%	7.8%	-0.5%	-1.7%	-6.0%	-0.7%	6.9%	-4.0%
Global Bonds	0.2%	0.1%	0.5%	0.2%	-1.7%	0.5%	0.9%	2.2%	0.5%	3.6%
60/40 Blend	1.1%	-4.0%	-2.1%	4.8%	-0.9%	-0.8%	-3.2%	0.5%	4.3%	-0.8%

Over this period, the Fund was allocated broadly across the asset classes and investment strategies set forth below.

	Average Allocation	Attribution (Gross of Fees)	Return on Invested Capital
Cash	3.6%	0.0%	0.1%
Long Fixed Income	2.7%	0.0%	-0.1%
Long/Short Fixed Income	5.9%	-0.4%	-7.2%
Long Equity - Domestic	15.3%	-0.8%	-3.7%
Long Equity - International	5.8%	-0.8%	-12.5%
Long Equity - Global	4.3%	0.0%	0.8%
Long Equity - MLP	1.0%	-0.4%	-35.0%
Long/Short Equity	16.3%	-2.3%	-13.1%
Event Driven	3.9%	-0.6%	-12.7%
Global Macro	5.0%	-0.2%	-4.4%
Managed Futures	3.1%	-0.2%	-3.0%
Multi-Strategy	33.1%	-1.7%	-5.2%
	100.0%	-7.5%

As you know, our objective in launching the Fund was to create a vehicle intended to achieve reasonable capital appreciation with considerably less risk than the stock market, especially during periods of sharp declines.  We accomplished one of our objectives during the period, avoiding half of the losses of the MSCI World Index during the two worst months of the period (August 2015 and January 2016).  However, we didn’t fare as well as we had hoped for the total period.  Much of this is a result of not participating in the snapback rallies of October 2015 and March 2016.  These rallies were typified by outperformance from riskier growth stocks, which our traditional value-oriented underlying fund managers tend to shun and our long/short underlying fund managers tend to sell short.  Higher quality, value stocks, favored by many of our underlying managers fared much worse.

Although we counsel our shareholders not to judge a portfolio for at least five years, since it can take that long or longer to accumulate meaningful performance data, we don't intend to give ourselves the same luxury of time.  The main contributor to the Fund's laggard performance has been the general underperformance of most value-oriented strategies.  This is simply due to the cyclicality of relative performance. Since the Fund’s inception, growth stocks have far outpaced value stocks – the S&P 500 Value Total Return Index is down 1.2% while the S&P 500 Growth Total Return Index is up nearly 2.5%.  While we have seen a sharp disparity between value and growth stocks, those of you who were investors back in the late 90’s may recall an even wider disparity.  In 1999, growth stocks vastly outperformed value stocks (the Russell 2000 Value Total Return Index was down approximately 1.5% during that year, while the Russell 2000 Growth Total Return Index was up over 43%; large-cap growth stocks also outpaced their value brethren).   You may recall how that story ended, as the relationship between value and growth succumbed to mean reversion, with growth stocks giving back all of the performance advantage and more in the 2000-2002 bear market.

Looking forward, we find the outlook for stocks not very compelling.  According to Ibbotson data, the mean historical Price/Earnings ratio of the S&P 5003 has been 15.5 (dating back to 1926).  As of March 31st, the P/E Ratio of the S&P 500 was approximately 18.75, about a 20% premium.  Small-cap and mid-cap stocks are valued even higher.  This might be justifiable if corporate profits were growing at a faster-than-historical pace, but, in fact, they’ve been in decline, as revenue growth has slowed to a crawl and profit margins are narrowing.

High valuations don’t necessarily mean an imminent market sell-off, but they do portend lower long-term returns and higher short-term risks-not a great combination.  Coupled with the many macro risks that are out there, we believe that this is a time for caution, and we believe that the Fund is positioned accordingly.

While alternative investment strategies have had recent struggles due largely to unusual factor biases in the market – many stocks of lower quality businesses with inflated stock prices have outperformed those of higher quality businesses – we believe that these strategies, as they've often done during difficult markets, should help protect capital while still providing reasonable long-term growth.

Despite a start not nearly as smooth as we would have liked, we remain highly confident in the value-oriented philosophy that the portfolio management team has developed for more than thirty years.

As always, if you have any questions about your Fund please don't hesitate to contact us.

Sincerely,

David Harris

[1]	HFRI Fund Weighted Index. The HFRI Fund Weighted Composite Index is a global, equal-weighted index of over 2,000 single-manager funds that report to HFR Database. Constituent funds report monthly net of all fees performance in US Dollar and have a minimum of $50 Million under management or a twelve (12) month track record of active performance. The HFRI Fund Weighted Composite Index does not include Funds of Hedge Funds.

HFRI Equity Hedge (Total) Index.  The HFRI Equity Hedge (Total) Index is made up of Investment Managers who maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. EH managers would typically maintain at least 50% exposure to, and may in some cases be entirely invested in, equities, both long and short.

[2]	As of March 31, 2016. Performance shown is net of fund fees and expenses, and reflects the reinvestment of dividends and other investment income. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Current performance may be higher or lower than the performance quoted. Please note that the Fund commenced operations on July 1, 2015. Global Equities is measured by the MSCI World Index and Global Bonds is measured by the BarCap - Global Aggregate Index. Sources: USCA Asset Management LLC and the Portfolio Investments, Bloomberg, Ibbotson, and eVestment Alliance, LLC.

MSCI World Index. The MSCI World Index captures large- and mid-cap representation across 23 Developed Markets (DM) countries.  With 1,643 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

BarCap Global Aggregate Index. The Barclays Global Aggregate Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. There are four regional aggregate benchmarks that largely comprise the Global Aggregate Index: the US Aggregate (USD300mn), the Pan-European Aggregate, the Asian-Pacific Aggregate, and the Canadian Aggregate Indices. The Global Aggregate Index also includes Eurodollar, Euro-Yen, and 144A Index-eligible securities, and debt from five local currency markets not tracked by the regional aggregate benchmarks (CLP, MXN, ZAR, ILS and TRY). A component of the Multiverse Index, the Global Aggregate Index was created in 2000, with index history backfilled to January 1, 1990.

60/40 Blend. The 60/40 Blend represents the performance of a portfolio that consists 60% of the MSCI World Index and 40% of the BarCap Global Aggregate Index rebalanced monthly.

Rate of Return (ROR). The compound geometric average return that assumes the same rate of return every period to arrive at the equivalent compound growth rate reflected in the actual return data.

[3]	Standard & Poor's 500. The S&P 500 index is weighted by market value, and its performance is thought to be representative of the stock market as a whole. The S&P 500 index was created in 1957, although it has been extrapolated backwards to several decades earlier for performance comparison purposes. This index provides a broad snapshot of the overall U.S. equity market; in fact, over 70% of all U.S. equity is tracked by the S&P 500. The index selects its companies based upon their market size, liquidity, and sector. Most of the companies in the index are solid mid cap or large cap corporations. The S&P 500 is a market-weighted index.

USCA All Terrain Fund
Investment Strategy Allocation
March 31, 2016 (unaudited)
(expressed as a percentage of net asset value)

Multi-Strategy
35.34%
Long Equity - Domestic
15.32%
Long/Short Equity
13.32%
Long Equity - International
6.25%
Long/Short Fixed Income
5.22%
Managed Futures
5.21%
Global Macro
4.71%
Event Driven
4.26%
Long Equity - Global
4.03%
Long Fixed Income
2.95%
Short Term Investment
0.76%

USCA All Terrain Fund
Schedule of Investments
March 31, 2016

	Shares	Fair Value
COMMON STOCK - 5.71%[a]
Aerospace and Defense - 0.24%[a]
The Boeing Company	400	$50,776
BWX Technologies, Inc.	480	16,109
Esterline Technologies Corp.	260	16,658
Orbital ATK, Inc.[b]	85	7,390
Rockwell Collins Inc.[b]	240	22,130
		113,063
Chemical Companies - 0.11%[a]
Albemarle Corporation	400	25,572
LyondellBasell Industries N.V.	300	25,674
		51,246
Consumer Product and Distribution Companies - 0.78%[a]
The Clorox Company	110	13,867
Genuine Parts Company	290	28,814
Hasbro Inc.	430	34,443
The Hershey Company	150	13,813
Kohl's Corp.	450	20,974
Mattel, Inc.	1,310	44,042
Molson Coors Brewing Company	100	9,618
Pepsico, Inc.	400	40,992
The Procter & Gamble Company	500	41,155
Sysco Corporation	640	29,907
Target Corp.	400	32,912
United Natural Foods, Inc.	330	13,299
Wal-Mart Stores Inc.[b]	600	41,094
		364,930
Energy and Utility Companies - 0.77%[a]
Anadarko Petroleum Corporation	145	6,753
Apache Corporation	420	20,500
BP p.l.c. ADR[c]	1,100	33,198
California Resources Corporation	65	67
Cameco Corporation[c]	940	12,070
Chevron Corporation	400	38,160
Entergy Corporation	200	15,856
Exelon Corporation	600	21,516
Exxon Mobil Corporation	400	33,436
Hess Corporation	410	21,586
National Fuel Gas Company[b]	510	25,525
National Oilwell Varco, Inc.	500	15,550
NiSource Inc.	730	17,199

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Schedule of Investments - (continued)
March 31, 2016

	Shares	Fair Value
Energy and Utility Companies - (continued) - 0.77%[a]
Occidental Petroleum Corporation	700	$47,901
Phillips 66	400	34,636
Xcel Energy Inc.	380	15,892
		359,845
Environmental Services - 0.09%[a]
Republic Services, Inc.	900	42,885

Financial Services - 1.01%[a]
BB&T Corporation	900	29,943
BOK Financial Corporation	300	16,386
The Chubb Corporation[c]	240	28,596
Endurance Specialty Holdings Ltd.[c]	420	27,443
Fidelity National Financial, Inc.	300	10,170
First American Financial Corporation	860	32,775
The Hartford Financial Services Group, Inc.	420	19,354
Huntington Bancshares Incorporated	1,480	14,119
Invesco Ltd.	1,670	51,386
Janus Capital Group, Inc.[b]	1,290	18,873
JPMorgan Chase & Co.	400	23,688
M&T Bank Corporation	560	62,160
MetLife, Inc.[b]	1,000	43,940
New York Community Bancorp Inc.	1,580	25,122
SunTrust Banks, Inc.	610	22,009
Synchrony Financial	710	20,349
Wells Fargo & Company	500	24,180
		470,493
Health Care and Related Companies - 0.73%[a]
AbbVie Inc.	600	34,272
Baxalta Incorporated	500	20,200
Baxter International Inc.	1,030	42,312
Becton, Dickinson and Company	200	30,364
Boston Scientific Corporation	1,070	20,127
Eli Lilly and Company	500	36,005
Haemonetics Corporation	590	20,638
HealthSouth Corporation	400	15,052
Johnson & Johnson	100	10,820
McKesson Corporation	190	29,877
Quest Diagnostics Inc.	190	13,575
St. Jude Medical Inc.	520	28,600
Varian Medical Systems, Inc.	160	12,803
Zimmer Biomet Holdings, Inc.	250	26,658
		341,303

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Schedule of Investments - (continued)
March 31, 2016

	Shares	Fair Value
Logistics and Transportation - 0.06%[a]
Expeditors International of Washington Inc.	270	$13,179
Union Pacific Corporation	200	15,910
		29,089
Manufacturing Companies - 0.24%[a]
Caterpillar Inc.	200	15,308
Eaton Corporation	500	31,280
Fastenal Company	170	8,330
Stanley Black & Decker, Inc.	300	31,563
Ford Motor Company	2,000	27,000
		113,481
Media, Communications and Entertainment - 0.40%[a]
Cinemark Holdings, Inc.	570	20,423
Discovery Communications, Inc.	730	19,710
Liberty Broadband Corporation[b]	290	16,805
Liberty Media Corporation	670	25,520
Omnicom Group Inc.	360	29,963
Regal Entertainment Group	1,390	29,385
Verizon Communications Inc.	800	43,264
		185,070
Metals Technology and Mining - 0.09%[a]
Alcoa Inc.	2,230	21,363
Goldcorp Inc.[c]	900	14,607
Worthington Industries, Inc.	190	6,772
		42,742
Paper Products - 0.12%[a]
Avery Dennison Corporation	210	15,143
Packaging Corporation of America[b]	400	24,160
Sonoco Products Co.[b]	310	15,057
		54,360
Real Estate Investment Trusts - 0.22%[a]
Corrections Corporation of America	680	21,794
HCP, Inc.	460	14,987
Sun Communities Inc.	390	27,928
Welltower Inc.	310	21,495
Weyerhaeuser Co.	600	18,588
		104,792

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Schedule of Investments - (continued)
March 31, 2016

	Shares	Fair Value
Technology Companies and Services - 0.85%[a]
Amdocs Limited	440	$26,585
Analog Devices, Inc.	250	14,797
Broadridge Financial Solutions, Inc.	570	33,807
Cisco Systems, Inc.	1,700	48,399
Harris Corporation	200	15,572
IBM	100	15,145
IPG Photonics Corporation	70	6,726
Microsoft Corporation	1,000	55,230
QUALCOMM Incorporated	600	30,684
Schlumberger N.V.	300	22,125
TE Connectivity Ltd.[c]	500	30,960
Texas Instruments Incorporated[b]	300	17,226
U.S. Bancorp	1,000	40,590
VeriFone Systems, Inc.	440	12,426
The Western Union Company	1,400	27,006
		397,278

TOTAL COMMON STOCK (Cost $2,648,039)		2,670,577

INVESTMENTS IN INVESTMENT COMPANIES - 24.69%[a]
Long Equity - Domestic - 9.60%
Bridgeway Ultra Small Company Fund	36,430	943,525
Gabelli Small Cap Growth Fund	25,872	1,226,325
LKCM Equity Fund	59,552	1,283,935
Nationwide Geneva Mid Cap Growth Fund	41,966	1,038,233
		4,492,018
Long Equity - Global - 4.03%
First Eagle Global Fund	35,326	1,885,721

Long Equity - International - 6.25%
AllianzGI NFJ International Value Fund	57,235	1,001,038
Brandes International Equity Fund	125,739	1,922,552
		2,923,590
Long Fixed Income - 2.95%
PIMCO Total Return Fund	135,296	1,377,312

Managed Futures - 1.86%
Altegris Futures Evolution Strategy Fund	40,574	435,770
AQR Managed Futures Strategy Fund	42,616	435,536
		871,306

TOTAL INVESTMENTS IN INVESTMENT COMPANIES (Cost $12,249,038)		11,549,947

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Schedule of Investments - (continued)
March 31, 2016

	Cost	Fair Value	Next Available Redemption Date[d]	Frequency of Redemptions	Redemption Notification Period (Days)
INVESTMENTS IN PRIVATE INVESTMENT COMPANIES[e] - 66.20%[a]
Event Driven - 4.26%[a]
Perry Partners L.P. - Class C	2,252,000	$1,993,314	9/30/2016	Quarterly	100

Global Macro - 4.71%[a]
Brevan Howard L.P. - Series B
U.S. Treasury Bonds and Notes		1,545,182
German Government Bonds		(304,577)
All Other Net Assets		962,156
Total	2,295,000	2,202,761	6/30/2016	Monthly	90

Long/Short Equity - 13.32%[a]
AT MLP Fund, LLC	700,000	689,421	6/30/2016	Quarterly	45
Corsair Capital Partners, L.P. - Class A	1,758,000	1,633,896	6/30/2016	Quarterly	60
Greenlight Masters Qualified, L.P. - Series B	2,980,000	2,745,945	6/30/2017	Annually	105
Omega Capital Investors, L.P. - Series 2	1,397,000	1,160,404	6/30/2016	Quarterly	45
		6,229,666
Long/Short Fixed Income - 5.22%[a]
BlackGold Opportunity Fund II LP	520,000	415,153	6/30/2016	Quarterly	45
York Global Credit Income Fund, L.P. - Class A	2,093,000	2,025,459	6/30/2016	Quarterly	90
		2,440,612
Managed Futures - 3.35%[a]
Winton Diversified Strategy Fund (US) L.P.
U.S. Treasury Bonds and Notes		801,061
All Other Net Assets		766,024
Total	1,596,000	1,567,085	9/30/2018	Quarterly	60

Multi-Strategy - 35.34%[a]
Atlas Enhanced Fund, L.P.	1,400,000	1,342,568	5/31/2016	Monthly	45
Blue Mountain Credit Alternatives Fund L.P. - Class S
U.S. Treasury Bonds and Notes		(27,998)
All Other Net Assets		2,218,472
Total	2,370,000	2,190,474	6/30/2016	Quarterly	90
Double Black Diamond, L.P. - Series D	4,035,000	3,850,870	6/30/2016	Quarterly	60
Millennium USA LP
U.S. Treasury Bonds and Notes		5,710,044
U.S. Treasury Bills		2,020,408
German Government Bonds		(2,533,319)
All Other Net Assets		(275,166)
Total	5,000,000	4,921,967	9/30/2016	Quarterly	90

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Schedule of Investments - (continued)
March 31, 2016

	Cost	Fair Value	Next Available Redemption Date[d]	Frequency of Redemptions	Redemption Notification Period (Days)
Multi-Strategy - (continued) - 35.34%[a]
OZ Domestic Partners II, L.P. - Tranche E
U.S. Treasury Bonds and Notes		$82,346
U.S. Treasury Bills		560,728
All Other Net Assets		1,918,302
Total	2,795,000	2,561,376	6/30/2016	Quarterly	30
Visium Global Fund, LP - Series III	1,699,000	1,663,093	6/30/2016	Quarterly	45
		16,530,348

TOTAL INVESTMENTS IN PRIVATE INVESTMENT COMPANIES (Cost $32,890,000)
		30,963,786

SHORT TERM INVESTMENT - 0.76%[a]
AIM Short-Term Treasury Portfolio Fund - Institutional Class, 0.23%[f]
	357,064	357,064

TOTAL SHORT TERM INVESTMENTS (Cost $357,064)		357,064

Total Investments (Cost $48,144,141) - 97.37%[a]		$45,541,374
Assets in Excess of Other Liabilities - 2.63%[a]		1,228,185
TOTAL NET ASSETS - 100.00%[a]		$46,769,559

Footnotes
ADR - American Depository Receipt.
[a]	Percentages are stated as a percent of net assets.
[b]	Non-income producing security.
[c]	Foreign issued security.
[d]	Investments in private investment companies may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after March 31, 2016 that redemption from all or a portion of a tranche is available without fees (redemptions may be available sooner with the incurrence of a penalty). Other tranches may have an available redemption date that is after the Next Available
Redemption Date. Further, the private investment company's advisor may place additional redemption restrictions without notice based on the aggregate redemption requests at a given time.
[e]	At March 31, 2016, portfolio holdings of the private investment companies were not made available to the Fund. Private investment portfolio holdings detailed in the schedule of investments represent management's best estimate of the fair market value of each private investment's portfolio holdings as of March 31, 2016.
[f]	Rate reported is the 7-day current yield as of March 31, 2016.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Statement of Assets & Liabilities
March 31, 2016

Assets
Cash	$112
Investments, at fair value (cost $48,144,141)	45,541,374
Investments paid in advance	850,000
Dividend and Interest receivable	4,731
Receivable for investments sold	1,464,364
Prepaid expenses	8,225
Total Assets	47,868,806

Liabilities
Investment advisory fee payable, net (Note 4)	32,672
Sub-advisory fee payable (Note 4)	1,846
Capital subscriptions received in advance	939,946
Trustees fee payable (Note 5)	2,500
Accrued expenses and other liabilities	122,283
Total Liabilities	1,099,247

Net Assets	$46,769,559

Net Assets Consist of:
Paid in capital	$50,124,154
Accumulated net investment loss	(404,511)
Accumulated net realized losses	(347,317)
Net unrealized depreciation on investments	(2,602,767)
Net Assets	$46,769,559
51,093.41 shares of beneficial interests outstanding
Net Asset Value per Share	$915.37

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Statement of Operations
For the Period From July 1, 2015(1) to March 31, 2016

Investment Income
Dividend income (Net of foreign taxes withheld of $135)	$143,418
Interest income	897
Total Investment Income	144,315

Expenses
Investment advisory fees (Note 4)	228,797
Organizational costs	75,000
Portfolio accounting and administration fees (Note 4)	63,699
Tax expense	35,795
Audit and tax return	35,000
Legal fees	30,000
Transfer agent fees and expenses	28,359
Registration fees	24,375
Subadvisory fees (Note 4)	14,927
Directors' fees	12,500
Custody fees	9,686
Insurance expense	9,675
Other expenses	160
Total Expenses Before Waiver	567,973
Waivers by Adviser (Note 4)	(19,147)
Net Expenses	548,826
Net Investment Loss	(404,511)
Realized and Unrealized Loss on Investments
Net realized loss on sale of investments (2)	(347,317)
Net change in unrealized depreciation on investments	(2,602,767)
Net Loss from Investments	(2,950,084)
Net Decrease in Net Assets Resulting from Operations	$(3,354,595)

(1) Commencement of operations.
(2) Net realized loss on sale of investments includes capital gain distributions from investment companies in the amount of $221,969.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Statement of Changes in Net Assets

Period From July 1, 2015(1) to March 31, 2016

Change in Net Assets Resulting from Operations
Net investment loss	$(404,511)
Net realized loss	(347,317)
Net change in unrealized depreciation on investments	(2,602,767)
Net Decrease in Net Assets Resulting from Operations	(3,354,595)

Change in Net Assets Resulting from Capital Transactions
Proceeds from shares sold, net	50,124,154
Net Increase in Net Assets Resulting from Capital Transactions	50,124,154

Net Increase in Net Assets	46,769,559
Net Assets, Beginning of Period	-
Net Assets, End of Period	$46,769,559
Accumulated Net Investment Loss	$(404,511)

(1) Commencement of operations.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Statement of Cash Flows
For the Period From July 1, 2015(1) to March 31, 2016

Cash Flows from Operating Activities
Net decrease in net assets resulting from operations	$(3,354,595)
Advance subscriptions to investments	(850,000)
Net realized loss on investments	347,317
Net change in unrealized depreciation on investments	2,602,767
Net increase in receivable for investments sold	(1,464,364)
Net increase in dividends receivable	(4,731)
Net increase in prepaid expenses	(8,225)
Net increase in investment advisory fees payable	32,672
Net increase in investment sub-advisory fees payable	1,846
Net increase in trustee fee payable	2,500
Net increase in accrued expenses and other liabilities	122,283
Purchases of investment securities	(50,481,296)
Sales of investment securities	2,346,902
Purchases of short term investments, net	(357,064)
Net Cash Used in Operating Activities	(51,063,988)

Cash Flows from Financing Activities
Proceeds from subscriptions	50,124,154
Proceeds from advance subscriptions	939,946
Net Cash Provided by Financing Activities	51,064,100

Net Increase in Cash	112
Cash - Beginning of Period	-
Cash - End of Period	$112

(1) Commencement of operations.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Statement of Financial Highlights

	Period from July 1, 2015(1) to March 31, 2016

Per Share Operating Performance
Beginning net asset value	$1,000.00

Loss From Investment Operations
Net investment loss (2)	(9.31)
Net loss from investments	(75.32)

Total from Investment Operations	(84.63)

Ending Net Asset Value	$915.37

Total return	(8.46)%	(3)

Supplemental Data and Ratios
Net assets, end of period	$46,769,559
Ratio of expenses to weighted average net assets before waivers(5)	1.86%	(4)
Ratio of expenses to weighted average net assets after waivers(5)	1.80%	(4)
Ratio of net investment loss to weighted average net assets before waivers(5)	(1.39)%	(4)
Ratio of net investment loss to weighted average net assets after waivers(5)	(1.33)%	(4)
Portfolio turnover rate	9.12%	(3)

(1) Commencement of operations.
(2) Calculated using average shares outstanding method.
(3) Not annnualized.
(4) Annnualized.
(5) Ratios do not reflect the Fund's proportionate share of the income and expenses of the Fund's investments.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Notes to Financial Statements
March 31, 2016

1.	Organization
The USCA All Terrain Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on January 13, 2015, and commenced operations on July 1, 2015.  The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek long-term risk-adjusted returns that are attractive as compared to those of traditional public equity and fixed income markets.  The Fund pursues its investment objective using a multi-manager, fund-of-funds approach by investing predominantly in non-affiliated collective investment vehicles, including privately-offered investment funds commonly known as “hedge funds” and publicly traded funds, including exchange-traded funds and mutual funds (“Underlying Funds”).

The Fund is managed by USCA Asset Management LLC (the “Advisor” or “USCA”).  The Advisor is a registered investment adviser with the Securities and Exchange Commission.

Underlying Funds are managed by other advisors (the “Underlying Fund Managers”) that invest in or trade in a range of investments that is without limit, but may include equities and fixed income securities, currencies, derivative instruments, and commodities.  Underlying Funds may employ leverage and hedging strategies as well as pay their Underlying Fund Managers performance fees and in certain cases a performance allocation on net profits.

The Advisor and the Fund have engaged each of Anchor Capital Advisors LLC (“Anchor Capital”) and SKBA Capital Management, LLC (“SKBA Capital”) as sub-advisors to the Fund.  Anchor Capital invests according to a mid-cap value oriented investment strategy.  SKBA Capital invests according to a value-oriented investment strategy and seeks to achieve long-term capital appreciation by investing in undervalued equity securities.

The Fund has a Board of Trustees (the “Board”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations.

2.	Significant Accounting Policies
The Fund prepares its financial statements in accordance with accounting principles generally accepted in The United States of America. The Fund is an investment company and applies the specialized accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946. The functional and reporting currency of the Fund is the United States Dollar. Following are the significant accounting policies adopted by the Fund:

A. Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in The United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of income, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Fund Expenses
The Fund bears its own operating expenses subject to an expense limitation and reimbursement agreement discussed in Note 4.  These operating expenses include, but are not limited to: all investment-related expenses, advisory and sub-advisory fees, registration expenses, legal fees, audit and tax preparation fees and expenses, administrative and accounting expenses and fees, transfer agent fees, custody fees, costs of insurance, fees and travel-related expenses of the Board, all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders, and such other expenses as may be approved from time to time by the Board.  The Fund indirectly bears its portion of the expenses of the Underlying Funds.  Therefore, the Underlying Fund’s expenses are not included in the Fund’s Statement of Operations or Financial Highlights.

USCA All Terrain Fund
Notes to Financial Statements
March 31, 2016

C. Investments in Underlying Funds
In accordance with the terms of the Fund’s Prospectus, the investments in the Underlying Funds are valued at their fair value.

The Fund has the ability to liquidate its investments periodically, ranging from daily to annually, depending on the provisions of the respective Underlying Fund agreements.  Generally, the Underlying Fund Managers have the ability to suspend redemptions.

Certain Underlying Funds charge annual management fees ranging from 0.46% to 2.5% of an Underlying Fund's net assets.  The Underlying Funds may also charge performance allocations of up to 20% of their net profits as defined by the respective Underlying Fund’s offering document.

The Underlying Funds in which the Fund has investments utilize a variety of financial instruments in their trading strategies, including equity and debt securities, options, futures, and swap contracts. Several of these financial instruments contain varying degrees of off-balance sheet risk, whereby changes in fair value of the securities underlying the financial instruments may be in excess of the amounts recorded on each of the Underlying Fund’s balance sheets. In addition, the Underlying Funds may sell securities short whereby a liability is created to repurchase the security at prevailing prices. Such Underlying Funds’ ultimate obligations to satisfy the sale of securities sold short may exceed the amount recognized on their balance sheets.  However, due to the nature of the Fund's interest in the Underlying Funds, such risks are limited to the Fund's invested amount in each Underlying Fund.

D. Investment Valuation
In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations, if available.  Because market quotations are not typically readily available for the majority of the Fund's securities, they are valued at fair value as determined by the Board. The Board has delegated the day-to-day responsibility for determining these fair values in accordance with the policies it has approved to a fair value team of one or more representatives of the Advisor, US Bancorp Fund Services, LLC (the Administrator) and an officer of the Fund.  Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, in determining the fair value of a security for which there are no readily available market quotations, the fair value team may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security, and the recommendation of an Underlying Fund Manager.  The team may also enlist third-party consultants, such as an audit firm or financial officer of a security issuer, on an as-needed basis to assist in determining a security-specific fair value.

Non-dollar-denominated securities, if any, are valued as of the close of the New York Stock Exchange (”NYSE”) at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value have materially affected the value of the securities.  Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund's net asset value may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third-party pricing service to assist it in determining the market value of securities in the Fund's portfolio. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets (the value of the securities the Fund holds plus cash and other assets, including dividends and interest accrued but not yet received), less accrued expenses of the Fund, less the Fund's other liabilities by the total number of shares outstanding.

USCA All Terrain Fund
Notes to Financial Statements
March 31, 2016

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on a national securities exchange, except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Valuation Committee shall determine in good faith to reflect its fair market value.

All equity securities that are not traded on a listed national exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.  In the event such market quotations are not readily available, then the security is valued by such method as the Valuation Committee shall determine in good faith to reflect its fair market value.

The valuation of the Fund’s investments in Underlying Funds is ordinarily determined based upon valuations provided by the Underlying Fund Managers. Certain securities in which the Underlying Funds invest may not have a readily ascertainable market price and will be valued by the Underlying Fund Managers at fair value in accordance with procedures adopted by the Underlying Funds. In this regard, an Underlying Fund Manager may face a conflict of interest in valuing the securities, as their value will affect the Underlying Fund Manager’s compensation. Although the Advisor will review the valuation procedures used by all Underlying Fund Managers, the Advisor will not be able to confirm the accuracy of valuations provided by the Underlying Fund Manager and valuations provided by the Underlying Fund Manager generally will be conclusive with respect to the Fund. In addition, the net asset values or other valuation information received by the Fund from an Underlying Fund and used in calculating the Fund’s net asset value will include estimates that may be subject to later adjustment or revision by the Underlying Fund Manager. Any such adjustment or revision will either increase or decrease the net asset value of the Fund at the time that the Fund is provided with information regarding the adjustment. The Fund does not expect to restate its previous net asset values to reflect an adjustment or revision by an Underlying Fund. In the unlikely event that an Underlying Fund does not report a fiscal period end value to the Fund on a timely basis, the Fund would determine the fair value of the Underlying Fund based on the most recent value reported by the Underlying Fund, as well as any other relevant information available at the time the Fund values its portfolio.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the Investment Company Act of 1940, as amended, those companies net asset values are calculated based upon the net asset values of their investments, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

E. Cash and Cash Equivalents
Cash and cash equivalents include liquid investments of sufficient credit quality with original maturities of three months or less from the date of purchase.

F. Investments Paid in Advance
Investments paid in advance represent funds which have been sent to Underlying Funds prior to March 31, 2016 but are not effective until April 1, 2016.  At March 31, 2016, the Fund made the commitment to purchase $200,000 in AllianzGI NFJ International Value Fund, $75,000 in Altegris Futures Evolution Strategy Fund, $75,000 in AQR Managed Futures Strategy Fund, $300,000 in Bridgeway Ultra Small Company Fund, and $200,000 in Gabelli Small Cap Growth Fund.

USCA All Terrain Fund
Notes to Financial Statements
March 31, 2016

G. Fair Value
The fair values of the Fund’s assets and liabilities which qualify as financial instruments under the ASC 825, Financial Instruments, approximate the carrying amounts presented in the Statement of Assets and Liabilities.

H. Income Taxes
The Fund’s tax year end is December 31. The Fund is treated as a partnership for Federal income tax purposes. Each shareholder is responsible for the tax liability or benefit relating to such member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP.  This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions when the positions are more likely than not to be sustained.  Management is not aware of any exposure to uncertain tax positions that could require accrual.

I.  Indemnifications
Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

J.  New Accounting Pronouncement
In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”.  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  The Fund elected to adopt ASU 2015-07 as of and for the period ended March 31, 2016.  Accordingly, investments for which fair value is measured using net asset value per share as a practical expedient have not been categorized within the fair value hierarchy within Note 8.

3.	Investment Transactions
For the period from July 1, 2015 through March 31, 2016, the Fund purchased (at cost) and sold interests (proceeds) in investment securities in the amount of $51,945,660 and $3,589,291 (excluding short-term securities), respectively.

4.	Management and Performance Fees, Administration Fees and Custodian Fees
The Fund has entered into an Investment Advisory Agreement with USCA Asset Management LLC. Under the Investment Advisory Agreement, the Fund pays the Advisor a monthly fee, which is calculated and accrued monthly (the “Advisory Fee”), at the annual rate of 0.75% of the Fund’s net assets.

The Advisor and the Fund have entered into an expense limitation and reimbursement agreement under which the Advisor has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding interest, brokerage commissions, extraordinary expenses, and the fees of any sub-advisor to the Fund and Underlying Fund fees), to the extent that they exceed 1.75% per annum of the Fund's average monthly net assets.  In consideration of the Advisor's agreement to limit the Fund's expenses, the Fund has agreed to repay the Advisor in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded.  The Expense Limitation Agreement will remain in effect at least until June 30, 2017, unless the Board approves its modification or termination.  After June 30, 2017, the Expense Limitation Agreement may be renewed upon the mutual agreement of the Advisor and the Board, in their sole discretion.  For the period ended March 31, 2016, the Advisor waived expenses in the amount of $19,147.  As of March 31, 2016, the waived advisory fee subject to potential recovery is $19,147, expiring in 2019.

USCA All Terrain Fund
Notes to Financial Statements
March 31, 2016

The Advisor has engaged Anchor Capital and SKBA Capital, each a registered investment advisor with the SEC under the Advisers Act.  Under the terms of the Sub-Advisor Agreement for Anchor Capital, the sub-advisor is entitled to receive a monthly fee calculated at an annual rate equal to 1.0% of the first $3 million of net assets allocated to the sub-advisor (“Sub-Advisor Assets”) and 0.50% of the Sub-Advisor Assets in excess of $3 million. Under the terms of the Sub-Advisor Agreement for SKBA Capital, the sub-advisor is entitled to receive a monthly fee calculated at an annual rate equal to 0.57% of Sub-Advisor Assets.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund's administrator, fund accountant, and transfer agent.

The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian.

5.	Trustees and Officers
The Board has overall responsibility for monitoring and overseeing the investment program of the Fund and its management and operations.  The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the Board of Trustees of a registered investment company organized as a corporation.  The Trustees who are not employed by the Advisor are each paid by the Fund a quarterly fee of $1,250.  All Trustees are reimbursed by the Fund for their reasonable out-of-pocket expenses.  One of the Trustees is an employee of the Advisor and receives no compensation from the Fund for serving as such.

All of the Officers of the Fund are affiliated with the Advisor. Such Officers receive no compensation from the Fund for serving in their respective roles.  The Board appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

6.	Shareholder Transactions
The Fund may from time to time repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on those terms and conditions as the Board may determine in its sole discretion. Each such repurchase offer will generally be limited to up to 25% of the net assets of the Fund. In determining whether the Fund should offer to repurchase shares from shareholders, the Board will consider the recommendations of the Advisor. The Advisor expects that, generally, they will recommend to the Board that the Fund offer to repurchase shares from shareholders quarterly, with such repurchases to occur on the first business day following each March 31, June 30, September 30 and December 31.  Each repurchase offer will generally commence approximately 130 days prior to the applicable repurchase date.

The first offer to repurchase shares from shareholders is expected to occur on September 30, 2016.

During the period ended March 31, 2016, the Fund issued 51,093 shares and has 51,093 shares outstanding at March 31, 2016.

USCA All Terrain Fund
Notes to Financial Statements
March 31, 2016

7.	Risk Factors
Because shares may only be repurchased pursuant to tender offers at such time and on such terms as the Board may determine, in its complete and exclusive discretion, and the fact that the shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Advisor may invest the Fund’s assets in Underlying Funds that do not permit frequent withdrawals and may invest in illiquid securities, an investment in the Fund is highly illiquid and involves a substantial degree of risk.  Underlying Funds are riskier than liquid securities because the Underlying Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Underlying Funds may cause investors to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance. Although the Fund may offer to repurchase shares from time to time, there can be no assurance such offers will be made with any regularity.  The Fund invests primarily in Underlying Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Underlying Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Underlying Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Fund's net asset value. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the shares. The Underlying Funds provide for periodic redemptions ranging from daily to annually with lock-up provisions which can be one year or longer.

8.   Fair Value of Financial Instruments
The Fund has adopted the authoritative fair valuation accounting standards of ASC 820, Fair Value Measurements and Disclosures (ASC 820), which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 - Valuations based primarily on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Board’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. The following section describes the valuation techniques used by the Fund to measure different financial instruments at fair value and includes the level within the fair value hierarchy in which the financial instrument is categorized.

Investments whose values are based on quoted market prices in active markets are classified within Level 1. These investments generally include equity securities traded on a national securities exchange, certain U.S. government securities and certain money market securities. The Board does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

USCA All Terrain Fund
Notes to Financial Statements
March 31, 2016

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs, are classified within Level 2. These investments generally include certain U.S. government and sovereign obligations, most government agency securities, and investment grade corporate bonds.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. These investments generally include private equity investments and less liquid corporate debt securities. When observable prices are not available for these investments, the Board uses one or more valuation techniques (e.g., the market approach or income approach) for which sufficient data is available. The selection of appropriate valuation techniques may be affected by the availability of relevant inputs as well as the relative reliability of inputs. In some cases, one valuation technique may provide the best indication of fair value while in other circumstances, multiple valuation techniques may be appropriate. The results of the application of the various techniques may not be equally representative of fair value, due to factors such as assumptions made in the valuation. In some situations, the Board may determine it appropriate to evaluate and weigh the results, as appropriate, to develop a range of possible values, with the fair value based on the Boards’s assessment of the most representative point within the range.

USCA All Terrain Fund
Notes to Financial Statements
March 31, 2016

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2016:

	Fair Value Measurements at Reporting Date Using
	Quoted Prices in Active markets for Identical Assets (Level 1)
		Significant Other	Significant Unobservable Inputs (Level 3)
		Observable Inputs
Description		(Level 2)		Total
Investments
Common Stock (a)	$2,670,577	$-	$-	$2,670,577
Registered Investment Companies (a)	11,549,947	-	-	11,549,947
Private Investment Companies (b)	-	-	-	30,963,786
Short Term Investments (c)	357,064	-	-	357,064
	$14,577,588	$-	$-	$45,541,374

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

(c)	Short Term Investments that are sweep investments for cash balances in the Fund at March 31, 2016.

During the period ended March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3.

9. Subsequent Events
The Fund received subscriptions in the amount of $1,100,000 on April 1, 2016 and $200,000 on May 1, 2016.

The Fund has not identified any additional subsequent events requiring financial statement disclosure as of May 31, 2016.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
USCA All Terrain Fund:

We have audited the accompanying statement of assets and liabilities of USCA All Terrain Fund (the Fund), including the schedule of investments, as of March 31, 2016, and the related statement of operations, changes in net assets, financial highlights, and cash flows for the period from July 1, 2015 (commencement of operations) through March 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with custodian and underlying fund managers as applicable. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of USCA All Terrain Fund as of March 31, 2016, the results of its operations, changes in its net assets, its financial highlights, and its cash flows for the period from July 1, 2015 (commencement of operations) through March 31, 2016, in conformity with U.S. generally accepted accounting principles.

Fort Worth, Texas
May 31, 2016

USCA All Terrain Fund
Additional Information
March 31, 2016

Form N-Q
The Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q.  The Fund’s Form N-Q will be available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities for the most recent 12-month period ended June 30th are available to stockholders without charge, upon request by calling the Advisor toll free at (888) 601-8722 or on the SEC’s Web site at www.sec.gov.

Board of Trustees
The Fund’s Offering Memorandum includes additional information about the  Fund’s Trustees and is available upon request without charge by calling the Advisor toll free at (888) 601-8722 or by visiting the SEC’s Web site at www.sec.gov.

Forward-Looking Statements
This report contains "forward-looking statements,'' which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as "may'', "will'', "believe'', "attempt'', "seem'', "think'', "ought'', "try'' and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

USCA All Terrain Fund
Trustees and Officers (Unaudited)
March 31, 2016

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held
Independent Trustee
John Ferguson	Independent Trustee	Indefinite	Board of Managers, Salient Partners (5/12-present), Investment Committee Member at Houston Endowment (4/14-present), Investment Committee Member at Silver Ventures (9/12-present), Non-Executive Chair Investment Committee at Ascendent Advisors (1/10-present)	1	Director at ABM Industries, Inc., (12/09-present)
(Born 1945)
4444 Westheimer Road		Since April 2015
Suite G500
Houston, TX 77027

Robert Harvey	Independent Trustee	Indefinite	President and CEO at Greater Houston partnership (9/12-present)	1	None
(Born 1955)
4444 Westheimer Road		Since April 2015
Suite G500
Houston, TX 77027

Interested Trustees and Officer
Phil Pilibosian	President and Trustee	Indefinite	Managing Director at US Capital Advisors LLC (10/13-present), Founder, Chief Investment Officer and President of Condera Advisors, LLC (01/03-10/13)	1	None
(Born 1968)
4444 Westheimer Road		Since April 2015
Suite G500
Houston, TX 77027

Officers
Ivana Shumberg	Treasurer	Indefinite	Managing Director, Chief Financial Officer and Financial and Operations Principal at US Capital Advisors LLC (7/02-present)	N/A	N/A
(Born 1949)
4444 Westheimer Road		Since April 2015
Suite G500
Houston, TX 77027

Bryan Prihoda	Secretary	Indefinite	Managing Director at US Capital Advisors LLC (10/13 – present), Analyst at Condera Advisors, LLC (4/10 – 10/13)	N/A	N/A
(Born 1987)
4444 Westheimer Road		Since April 2015
Suite G500
Houston, TX 77027

Steve Gott	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite
Chief Compliance Officer at US Capital Advisors (3/15-present), Senior Compliance Officer and Anti-Money Laundering Compliance Officer at US Capital Advisors (5/12-3/15), Anti-Money Laundering Compliance Officer at Global Financial Services (9/11-5/12), Anti-Money Laundering Compliance Officer at Sanders Morris Harris (7/11-5/12), Founder at Gott Consulting (2/11-present)
				N/A	N/A
(Born 1963)
4444 Westheimer Road		Since April 2015
Suite G500
Houston, TX 77027

USCA All Terrain Fund
Privacy Notice

FACTS	WHAT DOES USCA ALL TERRAIN FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	▪ Social Security number ▪ Assets ▪ Transaction History ▪ Checking Account Information	▪ Purchase History ▪ Account Balances ▪ Account Transactions ▪ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does USCA All Terrain Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?	Call 1-888-601-8722

Who we are
Who is providing this notice?	USCA All Terrain Fund
What we do
How does USCA protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does USCA collect my personal information?
We collect your personal information, for example, when you
▪ Open an account
▪ Provide account information
▪ Give us your contact information
▪ Make deposits or withdrawals from your account
▪ Make a wire transfer
▪ Tell us where to send the money
▪ Tells us who receives the money
▪ Show your government-issued ID
▪ Show your driver's license
We also collect your personal information from other companies.

Why can't I limit all sharing?
Federal law gives you the right to limit only
▪    Sharing for affiliates' everyday business purposes – information about your creditworthiness
▪    Affiliates from using your information to market to you
▪    Sharing for non-affiliates to market to you
 State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ USCA All Terrain Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ USCA All Terrain Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ USCA All Terrain Fund does not jointly market.

Item 2. Code of Ethics.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Ferguson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 03/31/2016
Audit Fees	$30,000
Audit-Related Fees	$0
Tax Fees	$26,200
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by KPMG LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 03/31/2016
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc. - not any sub-adviser) for the past fiscal year.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 03/31/2016
Registrant	0
Registrant’s Investment Adviser	0

Item 5. Audit Committee of Listed Registrants.

The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as “independent” Trustees under the current listing standards of the New York Stock Exchange and the rules of the U.S Securities and Exchange Commission.  The Audit Committee operates pursuant to a written Audit Committee Charter, which is available without charge, upon request, by calling (713) 366-0500.  The current members of the Audit Committee are John Ferguson, Robert Harvey and Paul Wigdor.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to rules established by the SEC under the 1940 Act, the Board has adopted formal, written guidelines for proxy voting by the Fund.  The Board oversees voting policies and decisions for the Fund.

Generally, the Fund will invest in various collective investment vehicles, including privately-offered investment funds commonly known as “hedge funds” and publicly traded funds, including exchange-traded funds and mutual funds.

The Fund exercises its proxy voting rights with regard to the companies in the Fund’s portfolio, with the goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations.  Based on the nature of the Fund’s investments, proxy voting procedures will not be applicable.  If required, the following procedures would be utilized.

In general, the Board believes that the Adviser and the Fund’s sub-advisers, which select the individual securities that are part of the Fund’s portfolio, are the most knowledgeable and best suited to make decisions about proxy votes.  Therefore, the Fund defers to and relies on the Adviser and its sub-advisers to make decisions on casting proxy votes.

The Fund may invest in other investment companies in excess of the limitations in section 12(d)(1) of the 1940 Act. The Fund will avail itself of the safe harbor of section 12(d)(1)(F) of the 1940 Act.  Under Section 12(d)(1) of the 1940 Act, a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½%.  Therefore, the Fund (or the Adviser or sub-adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F):

•	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either:
o	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or
o	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.
The Adviser provides quarterly certifications with respect to its adherence to its proxy voting policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Information is presented as of March 31, 2016.

USCA Asset Management LLC

David M. Harris

Mr. Harris is a Senior Managing Director with U.S. Capital, overseeing approximately $800 million in assets for institutions and high net worth individuals.  He has more than a quarter of a century of experience in managing complex financial strategies, emphasizing capital preservation while maximizing long-term appreciation.

Mr. Harris joined U.S. Capital as a Managing Director in December 2010.  Before that he was a Financial Advisor with UBS Financial Services from 2004 to 2010, Smith Barney from 1989 to 2004 and Drexel Burnham from 1978 to 1989.

Mr. Harris attended Swarthmore College and Kalamazoo College and earned his CIMA (Certified Investment Management Analyst®) certification from the Wharton School of Business at the University of Pennsylvania in 2003.

Anchor Capital Advisors LLC

William P. Rice, Jr.

Mr. Rice, Jr. is Senior Vice President and Chief Investment Officer for Anchor Capital, and is the lead portfolio manager for the Anchor Mid-Cap Value & Select Dividend Strategies.  Mr. Rice, Jr. joined Anchor Capital in 2005.

Mr. Rice, Jr. attended Oxford University, Comparative Strategic Management Program, earned his B.S. in international finance at Georgetown University 1998, and his M.B.A. from Tuck School of Business at Dartmouth in 2005.

SKBA Capital Management, LLC

Kenneth J. Kaplan, CFA

Mr. Kaplan has held the title of Chairman of SKBA since January 2008.  Mr. Kaplan is Chairman and a founding member of SKBA.  He has been in the industry since 1965.  Mr. Kaplan is a member of the SKBA Investment Strategy team.  Mr. Kaplan received both his undergraduate degree and MBA from Northwestern University.  He is a past President of the CFA Society of San Francisco and a member of the CFA Institute.

Andrew W. Bischel, CFA

Mr. Bischel has held the title of CEO & CIO of SKBA since January 2008.  Mr. Bischel is CEO, Chief Investment Officer and a founding member of SKBA.  He has been in the industry since 1976.  Mr. Bischel is the lead member of the SKBA Investment Strategy team.  Mr. Bischel earned his BS in Mathematics and BA in Economics from the University of California at Davis, and his MBA from California State University at Sacramento.  He is a member of the CFA Society of San Francisco and the CFA Institute.

Joshua J. Rothé

Mr. Rothé has held the title of President and Director of Research of SKBA since January 2008.  Mr. Rothé is President and Director of Research.  He has been in the industry since 1991 and joined SKBA in 1994.  Mr. Rothé is a member of the SKBA Investment Strategy team.  Mr. Rothé received his BS in International Business and his MBA with an emphasis in Finance from the University of San Francisco.  Mr. Rothé has passed the Series 65 examination administered by the Financial Industry Regulatory Authority.  He is a member of the CFA Society of San Francisco and the CFA Institute.

(2)	The following table provides information about the other accounts managed on a day-to-day basis by the portfolio manager as of March 31, 2016.

Other Accounts by Type	Total Number of Accounts by Account Type	Total Assets By Account Type ($ Millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
David M. Harris
Registered investment companies	-	-	-	-
Other pooled investment vehicles	-	-	-	-
Other accounts	1,103*	$422*	-	-
William P. Rice, Jr.
Registered investment companies	-	-	-	-
Other pooled investment vehicles	1	$1.5	-	-
Other accounts	186	$3.913	-	-
Kenneth J. Kaplan
Registered investment companies	3	$19	-	-
Other pooled investment vehicles	-	-	-	-
Other accounts	54	$1,075	-	-
Andrew W. Bischel
Registered investment companies	3	$19	-	-
Other pooled investment vehicles	-	-	-	-
Other accounts	54	$1,075	-	-
Joshua J. Rothé
Registered investment companies	3	$19	-	-
Other pooled investment vehicles	-	-	-	-
Other accounts	54	$1,075	-	-
*
Of the accounts and assets included above for which Mr. Harris was primarily responsible, 195 and $131 million were accounts and assets, respectively, over which Mr. Harris provided discretionary management in a U.S. equity or equity/fixed income (i.e. balanced) style investment strategy.  The remaining accounts and assets were those over which Mr. Harris provides non-discretionary investment management services, pursuing various investment objectives and utilizing a variety of investment strategies.

Conflicts of Interest

The Advisor may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund ("Adviser Accounts").  The Fund has no interest in these activities. The Advisor and the investment professionals, who on behalf of the Advisor, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts.  Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.  Because the portfolio managers may manage assets for Adviser Accounts such as other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), or may be affiliated with such Adviser Accounts, there may be an incentive to favor one Adviser Account over another, resulting in conflicts of interest. For example, the Advisor may, directly or indirectly, receive fees from Adviser Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on the Adviser Account.  In those instances, a portfolio manager may have an incentive to not favor the Fund over the Adviser Accounts. The Advisor has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

(3)	The following compensation information is presented as of March 31, 2016.

The Advisor

The portfolio manager receives a salary equal to a fixed percentage of all or a portion of the advisory fee revenues associated with the portfolios for which the portfolio manager is involved.

SKBA Capital

SKBA typically offers portfolio managers competitive base salaries and benefits, incentive compensation, 401k plan employer contributions, and dividend distributions for equity owners.  Annual incentive awards are variable and are based on an evaluation of the employee’s achievement of annual goals and objectives including:  company profit performance, new business growth or retention, individual performance measures and/or investment performance measures.  For employee owners, quarterly dividend distributions are based on the firms’ revenue and profit performance.

Anchor Capital

Direct compensation is typically comprised of a base salary and an annual incentive award that is paid either in the form of a cash bonus or the award may be paid in a combination of a cash bonus and an equity incentive award.  Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity.  Annual incentive awards are variable and are based on an evaluation of the employee’s investment performance for all accounts and the results of a peer and/or management review of the employee, which takes into account skills and attributes such as investment process, communication, and professionalism.

(4)	The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of March 31, 2016:

Portfolio Manager	Aggregate Dollar Range of Holdings in the Registrant
David M. Harris	$100,001 - $500,000
William P. Rice, Jr.	None
Kenneth J. Kaplan	None
Andrew W. Bischel	None
Joshua J. Rothé	None

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 10/01/15-10/31/15	0	0	0	0
Month #2 11/01/15-11/30/15	0	0	0	0
Month #3 12/01/15-12/31/16	0	0	0	0
Month #4 01/01/16-01/31/16	0	0	0	0
Month #5 02/01/16-02/29/16	0	0	0	0
Month #6 03/01/16-03/31/16	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes required by this Item to be reported.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  USCA All Terrain Fund

By (Signature and Title)  /s/ Phil Pilibosian
                                            Phil Pilibosian, President

Date: June 10, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Phil Pilibosian
                                            Phil Pilibosian, President

Date: June 10, 2016

By (Signature and Title)* /s/ Ivana Shumberg
                                             Ivana Shumberg, Treasurer

Date: June 10, 2016